Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	January 21, 2010 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	January 21, 2010 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

		BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
		GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH		$ 11,044	$ -	$ 280	$ -	$ 107	$ -	$ 11,431	$ 10,321	$ (68,811)

RECEIPTS
CASH SALES		-						-	-	83,387
CREDIT CARD RECEIVABLES		-						-	-	20,495
LOANS AND ADVANCES		-						-	-	-
SALE OF ASSETS	[3]	946						946	-	115,828
OTHER RECEIPTS	[4]	842						842	1,000	67,222
TRANSFERS (FROM DIP ACCTS)		107			-	(107)		-	-	-

TOTAL RECEIPTS		$ 1,895	$ -	$ -	$ -	$ (107)	$ -	$ 1,788	$ 1,000	$286,932

DISBURSEMENTS
ADVERTISING		-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)		-						-	-	53,228
RENT		76						76	15	13,899
PAYROLL, PAYROLL TAXES, AND BENEFITS	[5]	149						149	159	50,338
UTILITIES		18						18	5	4,652
INSURANCE		15						15	-	1,086
SALES AND OTHER TAXES		274						274	-	32,884
GENERAL OPERATING		33						33	-	8,505
FINLAY LICENSE		-						-	-	11,814
FINANCING EXPENSES		-						-	-	3,524
PROFESSIONAL FEES		1,046						1,046	838	13,598
OTHER		35						35	-	7,671
TOTAL DISBURSEMENTS		$ 1,646	$ -	$ -	$ -	$ -	$ -	$ 1,646	$ 1,017	$204,422

DRAW ON LC		-						-	-	4,648
ADJUSTMENTS		-						-	-	2,522
NET CASH FLOW		$ 249	$ -	$ -	$ -	$ (107)	$ -	$ 142	$ (17)	$ 80,384
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH		$ 11,293	$ -	$ 280	$ -	$ -	$ -	$ 11,573	$ 10,304	$ 11,573

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 1/2/10 was $0.

[2] 'Projected' amounts reflect projections per the DIP budget (based on weeks ending each Monday) and reflect projected activity for the period December 1, 2009 - January 4, 2010. The projection does not include activity in the other general operating, Alaska, prof. fees, utilities, and sales tax accounts.

[3] Sale of Assets represents net proceeds received upon the sale of the Antioch, California building.

[4] Includes $100K refund of a credit card company holdback, $393K settlement from the Visa Check/MasterMoney Antitrust Litigation Settlement, and $200K received as settlement from a landlord. Also includes $131K received from various merchandise vendors for various claims.

[5] Includes $23K related to the payment of pre-petition vacation payroll.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					AMOUNT	TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	ACCRUED	AND UNPAID
O'Melveny & Meyers	11/29/09 to 1/2/10	12/9/2009, 12/16/2009	406,894	400,736	6,158	4,005,171	106,313	3,988,000	(123,484)
FTI Consulting	11/29/09 to 1/2/10	11/25/2009, 12/16/2009	190,754	189,549	1,205	2,617,205	132,357	3,426,000	676,438
Richards, Layton & Finger	11/29/09 to 1/2/10	11/24/2009, 12/16/2009	243,080	230,224	12,856	658,240	50,416	351,000	(357,656)
Kurtzman Carson Consultants	11/29/09 to 1/2/10	n/a	n/a	26,668		796,857	-	807,000	10,143
Cooley Godward Kronish	11/29/09 to 1/2/10	12/16/2009	21,360	21,360	-	464,671	13,185	901,000	423,144
Loughlin Meghji & Company	11/29/09 to 1/2/10	12/10/2009, 12/14/2009, 12/16/2009	109,631	109,631	-	482,360	669	611,000	127,971
Benesch	11/29/09 to 1/2/10	12/16/2009	6,443	6,443	-	119,479	1,442	100,000	(20,921)
GE Capital Third Party Legal [1]	11/29/09 to 1/2/10	n/a	n/a			578,731	5,505	500,000	(84,236)
Financial Dynamics	11/29/09 to 1/2/10					29,377	-	25,000	(4,377)
Other	11/29/09 to 1/2/10	11/24/2009, 12/16/2009	45,929	45,929	-	114,327	235	763,000	648,438

TOTAL PAYMENTS TO PROFESSIONALS			$ 1,024,091	$ 1,030,540	$ 20,219	$ 9,866,418	$ 310,122	$ 11,472,000	$ 1,295,460

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue		1,791
Net Credit Revenue	-	1,758
Total Revenues	-	96,650
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	-	22,714
OPERATING EXPENSES
Advertising	-	2,108
Bad Debts	-	61
Contributions	-	9
Employee Benefits Programs	77	2,311
Insider Compensation	50	1,049
Insurance	15	1,308
Repairs and Maintenance	7	1,128
Rent and Lease Expense	50	4,285
Salaries/Commissions/Fees	57	21,530
Supplies	-	1,920
Taxes	134	3,523
Travel and Entertainment	-	132
Utilities	7	1,614
Other (attach schedule)	2,509	93,794
Total Operating Expenses Before Depreciation	2,906	134,772
Depreciation/Depletion/Amortization	26	5,306
Net Profit (Loss) Before Other Income & Expenses	(2,932)	(117,364)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(608)	(3,887)
Interest Expense	11	1,647
Net Profit (Loss) Before Reorganization Items	(2,335)	(115,124)
REORGANIZATION ITEMS
Professional Fees	-	11,564
U. S. Trustee Quarterly Fees	-	80
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	-	14,453
Income Taxes	-	76
Net Profit (Loss)	$ (2,335)	$ (129,653)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	29	5,570
Unclassified	(1)	(1,114)
Communications	6	644
Postage	(1)	222
Professional Fees	7	(25)
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Loss on Sale of Assets [2]	2,469	89,552
Store Closure Costs	-	44

Total Other Operational Expenses	2,509	93,794
Other Income
Rental income	(6)	(111)
Miscellaneous income [3]	(602)	(3,776)

Total Other Income	(608)	(3,887)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.

[2] Includes the loss on the sale of the Anitoch, CA building which closed escrow on December 1, 2009.

[3] Miscellaneous income includes $393K received from the Visa Check/MasterMoney Antitrust Litigation Settlement and $200K received as settlement from a landlord.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 11,111	$ 7,408
Restricted Cash and Cash Equivalents [1]	280	-
Accounts Receivable (Net) [2]	6,243	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,043	3,849
Professional Retainers	320	493
Other Current Assets (attach schedule)	6,573	8,216
TOTAL CURRENT ASSETS	$ 25,570	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	8,994	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	6	89,942
Leasehold Improvements	4,133	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(5,050)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 8,083	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	3,750	5,166
TOTAL OTHER ASSETS	$ 3,750	$ 5,166

TOTAL ASSETS	$ 37,403	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	7
Taxes Payable (refer to FORM MOR-4)	923
Wages Payable	164
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	1,295
Amounts Due to Insiders	20
Other Postpetition Liabilities (attach schedule)	18,604
TOTAL POSTPETITION LIABILITIES	$ 22,302	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	-	37
Unsecured Debt	54,678	54,533
Other Pre-petition Liabilities (attach schedule)	440	64,099
TOTAL PRE-PETITION LIABILITIES	$ 56,108	$ 194,738

TOTAL LIABILITIES	$ 78,410	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(129,651)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(41,007)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 37,403	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance and professional fees.

[2] Accounts Receivable (Net) includes $3,800 which is off-set by a liability to a merchandise factor classified in Unsecured Debt.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	154	1,167
Workers compensation prepaid	889	889
Prepaid advertising	-	219
Prepaid health and other	-	122
Prepaid rent	-	-
Prepaid expenses	-	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,043	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	427	373
Salary support receivable	-	184
Other	28	3

Total Other Current Assets	6,573	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,806	1,810
Credit card and other deposits	1,944	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	3,750	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,687
Gift and merchandise cards	3,595
Vacation payable	26
Payroll deductions payable	58
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	329	-	[1]
Deferred revenue	1,271	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,512
Capital leases	-
Total Other Postpetition Liabilities	18,604

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	25	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	209	520
Pension liability	97	97
Other accruals prepetition	109	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	440	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	9,644	43,953	(21,866)	31,731
FICA	4,338	27,363	(8,632)	23,068
Unemployment	1,122	264	-	1,386
Total Federal Taxes	$ 15,104	$ 71,579	$ (30,498)	$ 56,185
State and Local
Withholding	3,965	18,665	(8,231)	14,399
Sales & Excise	-	-	-	-
Unemployment	6,725	1,287	-	8,012
Real Property	669,642	42,775	(315,500)	396,917
Personal Property [1]	385,975	75,666	(14,518)	447,123
Workers Compensation	108	2	-	110
Other: Local	-	-	-	-
Total State and Local	1,066,415	138,395	(338,249)	866,561
Total Taxes	$ 1,081,519	$ 209,974	$ (368,747)	$ 922,746

[1] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: November 29, 2009 - January 2, 2010

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

[1] The sale of the Antioch, CA building and land was completed on December 1, 2009.